                                                                    Exhibit 10.2

                                      BB&T

                               GUARANTY AGREEMENT

BRANCH BANKING AND TRUST COMPANY                                      09/28/2006
TALLAHASSEE. FL

Dear Sirs:

As an inducement to Branch  Banking and Trust Company  ("Bank") to extend credit
to  and  to  otherwise  deal  with  LYNCH  SYSTEMS  INC.   ("Borrower")  and  in
consideration  thereof, the undersigned (and each of the undersigned jointly and severally if more than one) hereby absolutely and unconditionally  guarantees to
Bank and its successors and assigns the due and punctual  payment of any and all notes, drafts, debts, obligations and liabilities, primary or secondary (whether by way of endorsement or otherwise), of Borrower, at any time, now or hereafter, incurred  with or held by Bank,  together  with  interest,  as and when the same become due and payable, whether by acceleration or otherwise, in accordance with the terms of any such  notes,  drafts,  debts,  obligations  or  liabilities  or agreements  evidencing any such indebtedness,  obligation or liability including all  renewals,  extensions  and  modifications  thereof.  The  obligation of the undersigned is a guarantee of payment and not of collection.

      The  undersigned is Bank's debtor for all  indebtedness,  obligations  and liabilities  for which this  Guaranty is made,  and Bank shall also at all times have a lien on and security  interest in all stocks,  bonds and other securities of the undersigned at any time in Bank's possession and the same shall at Bank's option  be  held,  administered  and  disposed  of as  collateral  to  any  such indebtedness,  obligation or liability of the  Borrower,  and Bank shall also at all  times  have  the  right of  set-off  against  any  deposit  account  of the undersigned  with Bank in the same  manner and to the same extent that the right of set-off may exist against the Borrower.

It is understood that any such notes, drafts, debts, obligations and liabilities may be  accepted  or  created  by or with Bank at any time and from time to time without notice to the undersigned,  and the undersigned  hereby expressly waives presentment,  demand, protest, and notice of dishonor of any such notes, drafts, debts,  obligations and liabilities or other evidences of any such indebtedness, obligation or liability.

      Bank may  receive  and accept  from time to time any  securities  or other property as a  collateral  to any such notes,  drafts,  debts,  obligations  and liabilities, and may surrender,  compromise, exchange and release absolutely the same or any part  thereof  at any time  without  notice to the  undersigned  and without in any manner  affecting the obligation and liability of the undersigned hereby  created.  The  undersigned  agrees that Bank shall have no obligation to protect, perfect, secure or insure any security interests, liens or encumbrances now or hereafter held for the  indebtedness,  obligations  and  liabilities  for which this Guaranty is made.

This obligation and liability on the part of the undersigned shall be a primary, and not a secondary,  obligation and liability,  payable immediately upon demand without recourse first having been had by Bank against the Borrower or any other guarantor,  person,  firm or  corporation,  and without  first  resorting to any property held by Bank as collateral security;  and the undersigned hereby waives the benefits of all provisions of law, for stay or delay of execution or sale of property or other satisfaction of judgment against the undersigned on account of obligation and liability  hereunder until judgment be obtained  therefor against the Borrower and execution  thereon returned  unsatisfied,  or until it is shown that  the  Borrower  has no  property  available  for  the  satisfaction  of the indebtedness,  obligation  or liability  guaranteed  hereby,  or until any other proceedings can be had; and the undersigned  hereby agrees to indemnify the Bank for  all  costs  of  collection,  including  but not  limited  to the  costs  of repossession,  foreclosure, reasonable attorneys' fees, and court costs incurred by the  Bank in the  event  that  the  Bank  should  first  be  required  by the undersigned  to resort to any property held by the Bank or in which the Bank has a security interest or to obtain execution,  or other satisfaction of a judgment against the Borrower on account of Borrowers  obligation  and  liability for its indebtedness  guaranteed  hereby;  and the  undersigned  further agrees that the undersigned is responsible  for any obligation or debt, or portion  thereof,  of the  Borrower  to the Bank which has been paid by the  Borrower  to the Bank and which the Bank is  subsequently  required to return to the Borrower or a trustee for the Borrower in any bankruptcy or insolvency proceeding; and the undersigned further agrees that none of the undersigned shall have any right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security for the debts and  obligations  of the  Borrower to Bank unless and until all of the debts and  obligations  of the  Borrower  to Bank  have  been paid in full.  The undersigned  hereby waives,  to the extent  avoidable under any provision of the
Bankruptcy  Code,  any right  arising  upon  payment by the  undersigned  of any obligation  under this Guaranty to assert a claim against the bankruptcy  estate of the Borrower.

Check applicable box:

/X/   This  Guaranty is unlimited and applies to all  indebtedness  of Borrower, whether now existing or hereafter arising.

/ /   This Guaranty  applies to all  indebtedness  of Borrower  evidenced by its promissory  note/line  number _____ dated _____ (including all extensions, renewals, and modifications thereof) in the principal amount of $_____.

/ /   This  Guaranty  is limited to an amount of $_____ plus  accrued  interest, late fees, costs of collection  (including  attorneys' fees) and all other obligations and indebtedness  which may accrue or be incurred with respect to the Borrower's indebtedness and obligations to Bank.

To secure the  payment of all  obligations  of the  undersigned  hereunder,  the undersigned  hereby grants a security  interest and lien in the following  goods and property owned by the undersigned: _________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
__________________________________________________________________ ("Collateral").

The  undersigned  hereby  agrees to execute  and  deliver  to Bank any  security agreement,  deed of trust, mortgage, UCC financing statement,  or other document required  by the Bank in order to protect its  security  interest or lien in the
Collateral.  This  document  shall  constitute  a security  agreement  under the
Uniform Commercial Code of Florida ("Code"), and in addition to having all other legal  rights and  remedies,  the Bank shall have all rights and  remedies  of a secured party under the Code.

      This  agreement  shall inure to the benefit of Bank,  its  successors  and assigns, and the owners and holders of any of the indebtedness,  obligations end liabilities hereby guaranteed,  and shall remain in force until a written notice revoking it has been received by Bank; but such revocation shall not release the undersigned  from liability to Bank,  its successors and assigns,  or the owners and  holders of any of the  indebtedness,  obligations  and  liabilities  hereby guaranteed, for any indebtedness,  obligation or liability of the Borrower which is hereby  guaranteed and then in existence or from any renewals,  extensions or modifications thereof in whole or in part, whether such renewals,  extensions or modifications  are made before or after such revocation,  with or without notice to the undersigned.  The undersigned  waives  presentment,  demand,  protest and notices of every kind and assents to any one or more extensions,  modifications, renewals  or  postponements  of the  time or  amount  of  payment  or any  other indulgences  given to Borrower.  The  undersigned  shall be responsible  for and shall  reimburse  the Bank for all  costs  and  expenses  (including  reasonable attorneys' fees) incurred by the Bank in connection with the enforcement of this
Guaranty or the protection or  preservation of any right or claim of the Bank in connection herewith, including without limitation costs and expenses incurred by
the  Bank  in  connection  with  its  attempts  to  collect  the   indebtedness,
obligations, end liabilities guaranteed hereby.

      If  the  Borrower  is  a   corporation,   general   partnership,   limited
partnership,  limited  liability  company,  limited  liability  partnership,  or limited liability limited partnership,  this instrument covers all indebtedness, obligations  and  liabilities  to Bank  purporting  to be made or  undertaken on behalf of such entity by any such officer,  partner, manager, member or agent of said entity without regard to the actual authority of such officer or agent. The term  "corporation"  shall include  associations  of all kinds and all purported corporations, whether correctly and legally chartered and organized.

The undersigned  covenants,  warrants, and represents to the Bank that: (i) this guaranty is enforceable  against the  undersigned in accordance  with its terms;
(ii) the  execution and delivery of this Guaranty does not violate or constitute a breach of any agreement to which the undersigned is a party;  (iii) that there is no litigation,  claim, action or proceeding pending or, to the best knowledge of the undersigned,  threatened  against the undersigned  which would materially adversely  affect the financial  condition of the  undersigned or his ability to fulfill his  obligations  hereunder;  (iv) that the undersigned has knowledge of the  Borrower's  financial  condition  and  affairs;  and (v)  unless  otherwise required in a Loan Agreement,  if applicable,  as long as any Obligations remain outstanding  or as  long  as  Bank  remains  obligated  to  make  advances,  the undersigned  shall  furnish  annually an updated  financial  statement in a form satisfactory to Bank, which, when delivered shall be the property of Bank.

      This  Guaranty is made in and shall be  construed in  accordance  with the laws and judicial decisions of the State of Florida.The  undersigned agrees that any dispute  arising out of this  Guaranty  shall be  adjudicated  in either the state or federal courts of Florida and in no other forum. For that purpose,  the undersigned  hereby  submits to the  jurisdiction  of the state  and/or  federal courts of Florida.  The undersigned  waives any defense that venue in not proper for any action brought in any federal or state court in the State of Florida.

      WAIVER OF TRIAL BY JURY.  UNLESS  EXPRESSLY  PROHIBITED BY APPLICABLE LAW,
THE UNDERSIGNED HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS
ARISING OUT OF THIS  GUARANTY OR THE  BORROWER'S  NOTE(S),  AND THE RELATED LOAN
DOCUMENTS  EXECUTED  IN  CONNECTION  HEREWITH  OR  OUT  OF  THE  CONDUCT  OF THE
RELATIONSHIP  BETWEEN THE UNDERSIGNED AND THE BANK OR THE BORROWER AND THE BANK.
THIS PROVISION IS A MATERIAL  INDUCEMENT FOR BANK TO ACCEPT THIS GUARANTY AND TO
MAKE THE LOAN(S) TO THE BORROWER.  FURTHER,  THE UNDERSIGNED HEREBY CERTIFY THAT
NO  REPRESENTATIVE  OR AGENT OF  BANK,  NOR  BANK'S  COUNSEL,  HAS  REPRESENTED,
EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT SEEK TO ENFORCE THIS WAIVER OR RIGHT
TO JURY TRIAL PROVISION IN THE EVENT OF LITIGATION.  NO  REPRESENTATIVE OR AGENT
OF BANK,  NOR BANK'S  COUNSEL,  HAS THE AUTHORITY TO WAIVE,  CONDITION OR MODIFY
THIS PROVISION.

      Witness the signature and seal of each of the undersigned.

                         If Guarantor is a Corporation:

                                                   THE LGL GROUP INC.
WITNESS:                                ----------------------------------------

                                        By: /s/
-----------------------------------         ------------------------------ (SEAL)
                                        Title: President
                                               ---------------------------------
/s/                                     By: /s J M Healy
-----------------------------------         ------------------------------------
                                        Title: VP, CFO
                                               ---------------------------------

If Guarantor is a Partnership,  Limited  Liability  Company,  Limited  Liability
Partnership or Limited Liability Limited Partnership:

WITNESS:                                ----------------------------------------
                                         NAME OF PARTNERSHIP, LLC, LLP, OR LLL

                                        By:
-----------------------------------         ------------------------------ (SEAL)
                                                GENERAL PARTNER OR MANAGER
                                        By:
-----------------------------------         ------------------------------ (SEAL)
                                                GENERAL PARTNER OR MANAGER
                                        By:
-----------------------------------         ------------------------------ (SEAL)
                                                GENERAL PARTNER OR MANAGER

If Guarantor is an Individual

WITNESS:

-----------------------------------         ------------------------------

Notarization of Acknowledgement in an Individual Capacity
---------------------------------------------------------

STATE OF FLORIDA

COUNTY OF _______________

      The  foregoing  instrument  was  acknowledged  before me this _____ day of
_____, _____, by _________________________________________.
                      (Name of Person Acknowledging)

                                 _______________________________________________
                                 (Signature of Notary Public - State of Florida)

                                 _______________________________________________
                                     (Print, Type, or Stamp Commissioned Name of
                                                    Notary Public)

                                 Personally Known _____ OR

                                 Produced Identification _____

                                 Type of Identification Produced _______________

Notarization of Acknowledgement in a Representative Capacity
------------------------------------------------------------

STATE OF FLORIDA

COUNTY OF _______________

      The  foregoing  instrument  was  acknowledged  before me this _____ day of
_____, _____, by ___________________________ as ________________________________
                     (Name of Person)                (Type of Authority)

for ___________________________________________________________________________.
             (Name of Party on Behalf of Whom Instrument Was Executed)

                                 _______________________________________________
                                 (Signature of Notary Public - State of Florida)

                                 _______________________________________________
                                     (Print, Type, or Stamp Commissioned Name of
                                                    Notary Public)

                                 Personally Known _____ OR

                                 Produced Identification _____

                                 Type of Identification Produced _______________